Exhibit 99

Second Quarter 2006 Earnings Conference Call July 28, 2006

Cautionary Statement Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements, including statements regarding anticipated financial results, the company’s 2006 outlook, volume increases and the company’s ability to capitalize on increasing volumes, are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. The statements are based on assumptions about important factors including: trends in new and retail used vehicle sales and incentives, including wholesale used vehicle pricing; economic conditions, including fuel prices; weather, Canadian exchange rate and interest rate fluctuations; competition, litigation developments, trends in the vehicle remarketing industry; corporate development activities, including acquisitions; investments in technology, general business conditions, vehicle production and the other risk factors described in the company’s Annual Report on Form 10-K, and other risks described from time to time in the company’s filings with the Securities and Exchange Commission. Many of these risk factors are outside of the company’s control, and as such, they involve risks that are not currently known to the company that could cause actual results to differ materially from those discussed or implied herein. The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements.This presentation includes certain non-GAAP measures. These non-GAAP measures are reconciled to the most directly comparable GAAP measures in Appendix 2 to this presentation.

Q2 Overview Revenue – Up 12% to $276M driven by: Vehicles entered – 7.3% Loan transactions – 5.5% Cost of Service – up 20% to $138M driven by: Conversion rate to 58.2% Increased vehicle handling costs INDUSTRY ADESA Supply - Volume coming to auction increasing Demand – Impacted by sluggish retail market No change in long-term fundamental drivers Industry remains healthy

Second steepest decline in last 7 years Historical Retail Used Vehicle Sales (Millions of Units) - YTD June 13.92 13.66 14.24 13.17 14.14 14.32 13.72 12.40 12.60 12.80 13.00 13.20 13.40 13.60 13.80 14.00 14.20 14.40 14.60 2000 2001 2002 2003 2004 2005 2006

Q2 Overview Positive indicators for future volumes: Robust pipeline of institutional vehicles Strengthening used vehicle retail sales needed to realize full benefits Dealer initiatives seeing results INDUSTRY ADESA Fleet sales up 3.8% YTD Lease penetration rate at 24.6% vs. low of 19.3% Dealer consignment volume up

Q2 Financial Review*– ADESA, Inc. Revenues up $29.4M or 11.9% to $275.9M Net income - $36.1 million / $0.40 EPS Operating profit declined $1.9M to $63.4M Increased handling costs as more Vehicles entered Conversion rate to 58% $7.7M increase in SG&A Partially offset by strong DSG performance Acquisitions 25% * Unless otherwise specified, all comparisons are vs. Q2 2005 Interest Expense $1.4M Income taxes $1.1M ASG Organic 45% DSG 10% FX 20%

 Q2 Financial Review* - Auction Services Group Operating profit $2.9M to $47M $21M increase in cost of services Transportationcosts (fuel) Handling costs Lower conversion rates Lower margin ancillary services Foreign currency Normal compensation increases Incremental stock-based compensation ($0.5M) Revenue growth of $25.4M to $239.7M Ancillary services, Selective fee increases, Salvage mix - 55% * Unless otherwise specified, all comparisons are vs. Q2 2005 Acquisitions 25% FX 20%

Q2 Financial Review* - Dealer Services Group Revenue growth of $4M to $36.2M @ Increased vehicle values and duration, net of increase in provision Loan transactions up 5.5% to 296k Revenue per loan transaction up 6.6% to $122 Partially offset by an increase in loan loss provision Staff increases to support growth increased operating costs Operating profit increased $2.3M to $22M * Unless otherwise specified, all comparisons are vs. Q2 2005 Portfolio at $773M; over 95% current; up 12% vs. Q2 2005 Interest Rate Increases 40% Loan Transaction Growth 45% Other @ 15%

Q2 Financial Review Continued Other Financial Metrics Debt to capital - 26.3% EBITDA - $76.2M versus $77.6M last year Capital expenditures of $10.7M for Qtr / $16.9M YTD No change in capital expenditure outlook for year Availability under revolving credit facility is $197M Cash of $217M - $57M available $153M unavailable due to bank clearings $7M restricted for AFC securitization

2006 Outlook Maintaining EPS guidance in range of $1.47 to $1.55 Guidance includes approximately $0.03 per diluted share resulting from adoption of SFAS 123(R)

Strategic Initiatives Update Investments for growth Technology Operational excellence Enhanced dealer focus Investment in people

Operations Focused on Execution Operating groups aligned Implemented coordinated approach within ASG & with DSG Leveraging sales / telemarketing capabilities across all business lines Completed roll-out of Salesforce.com Continued expansion of multi-platform auction services Roll-out of operational excellence initiatives continues

APPENDIX 1

(1) Does not include salvage vehicles. (2) Conversion percentage represents the number of used vehicles sold as a % of the number of used vehicles entered or offered for sale at used vehicle auctions. Does not include salvage vehicles. (3) Amounts restated to exclude the operations of ComSearch, Inc. which was sold in Q3 2005. Second Quarter Statistics: 2002 – 2006 (All percentage change calculations are vs. 2006) 2006 2005 2004 2003 2002 Vehicles Entered (000's) (1) 765 713 721 771 759 7% 6% -1% 1% Vehicles Sold (000's) Used 445 445 445 471 454 0% 0% -6% -2% Salvage 57 50 50 49 44 14% 14% 16% 30% Total Vehicles Sold 502 495 495 520 498 1% 1% -3% 1% Conversion Percentage (2) 58.2% 62.4% 61.7% 61.1% 59.7% -4% -4% -3% -2% Revenue per Vehicle Sold (3) $478 $434 $407 $403 $377 10% 17% 19% 27% Loan Transactions (000's) 296 281 273 241 241 5% 8% 23% 23% Revenue per Loan Transaction $122 $115 $104 $111 $107 6% 17% 10% 14%

2006 Major Cash Flow Uses ($ In Millions) Q1 2006 Q2 2006 YTD 2006 CASH PAID FOR INTEREST (3.9) $ (8.7) $ (12.6) $ CASH TAXES (21.6) $ (21.5) $ (43.1) $ DIVIDENDS (6.7) $ (6.7) $ (13.4) $ DEBT REPAYMENT (7.5) $ (7.5) $ (15.0) $ CAPITAL EXPENDITURES (6.2) $ (10.7) $ (16.9) $ ACQUISITIONS (29.7) $ (0.3) $ (30.0) $ INVESTMENTS (12.5) $ - $ (12.5) $

ADESA, Inc. Consolidated Statements of Income ( In millions, except per - share data ) ( Unaudited ) Three Months Ended June 30, 2006 Three Months Ended June 30, 2005 Operating revenues Auction services group $239.7 $214.3 Dealer services group 36.2 32.2 Total operating revenues 275.9 246.5 Operating expenses Cost of services (exclusi ve of depreciation & amortization) 137.7 115.1 Selling, general and administrative 63.8 56.1 Depreciation and amortization 11.0 10.0 Total operating expenses 212.5 181.2 Operating profit 63.4 65.3 Interest expense 7.1 8.5 Other income, net (1.8) (2.3) Income from continuing operations before income taxes 58.1 59.1 Income taxes 21.9 23.0 Income from continuing operations $36.2 $36.1 Loss from discontinued operations, net of inco me taxes (0.1) (0.2) Net income $36.1 $35.9 Earnings per share — basic Income from continuing operations $0.40 $0.40 Loss from discontinued operations, net of income taxes -- -- Net income $0.40 $0.40 Earni ngs per share — diluted Income from continuing operations $0.40 $0.40 Loss from discontinued operations, net of income taxes -- -- Net income $0.40 $0.40 Weighted average shares outstanding: Basic 89.86 89.69 Diluted 90.21 90.14

ADESA, Inc. Consolidated Statements of Income ( In millions, except per - share data ) ( Unaudited ) Six Months Ended June 30, 2006 Six Mo nths Ended June 30, 2005 Operating revenues Auction services group $490.1 $428.0 Dealer services group 71.4 61.2 Total operating revenues 561.5 489.2 Operating expenses Cost of services (exclusive of depreci ation & amortization) 281.9 229.6 Selling, general and administrative 130.7 110.9 Depreciation and amortization 21.8 19.2 Total operating expenses 434.4 359.7 Operating profit 127.1 129.5 Interest expense 14.1 16.6 O ther income, net (3.5) (3.8) Income from continuing operations before income taxes 116.5 116.7 Income taxes 44.0 45.5 Income from continuing operations $72.5 $71.2 Loss from discontinued operations, net of income taxe s (0.1) (0.3) Net income $72.4 $70.9 Earnings per share — basic Income from continuing operations $0.81 $0.79 Loss from discontinued operations, net of income taxes -- -- Net income $0.81 $0.79 Earnings per share — diluted Income from continuing operations $0.80 $0.78 Loss from discontinued operations, net of income taxes -- -- Net income $0.80 $0.78 Weighted average shares outstanding: Basic 89.81 90.19 Diluted 90.23 90.67

ADESA, Inc. Condensed Consolidated Balance Sheets ( In millions ) June 30, 2006 (unaudited) December 31, 2005 Cash and cash equivalents $217.1 $245.9 Trade receivables, net 248.7 188.6 Finance receivables, net 247.7 196.7 Retai ned interests in finance receivables sold 63.6 56.8 Other current assets 35.3 36.1 Total current assets 812.4 724.1 Goodwill 547.3 532.6 Intangible and other assets 111.1 92.9 Property and equipment, net 605.6 595. 9 Total assets $2,076.4 $1,945.5 Current liabilities, excluding current maturities of debt $419.2 $352.1 Current maturities of debt 70.0 70.0 Total current liabilities 489.2 422.1 Long - term debt 347.5 362.5 Other non-current liabilities 71.4 71.0 Stockholders’ equity 1,168.3 1,089.9 Total liabilities and equity $2,076.4 $1,945.5

APPENDIX 2

ADESA, Inc. Reconciliation of EBITDA ($ In Millions) 2006 2005 $ % Net Income 36.1 $ 35.9 $ 0.2 $ 0.6% Add Back: Loss from discontinued operations 0.1 0.2 Income from continuing operations 36.2 $ 36.1 $ 0.1 $ 0.3% Add Back: Income taxes 21.9 23.0 (1.1) Interest expense 7.1 8.5 (1.4) Depreciation and amortization 11.0 10.0 1.0 40.0 41.5 (1.5) EBITDA 76.2 $ 77.6 $ (1.4) $ (1.8%) Incr<Decr> Three Months Ended June 30, 2006